SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): October 5, 1999

                                 Arch Coal, Inc.
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             (Exact name of registrant as specified in its charter)


            Delaware                   1-13105           43-0921172
         ------------------        ----------------     ------------
    (State or other jurisdiction   (Commission File   (I.R.S. Employer
       of incorporation                 Number)      Identification No.)


               CityPlace One, Suite 300, St. Louis, Missouri 63141
              ----------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (314) 994-2700




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Item 5.   Other Events.

     On October 5, 1999, Arch Coal, Inc. ("Arch") confirmed that it had received a proposal from Ashland Inc. ("Ashland") that contemplates a tax-free spin-off of Ashland's interest in Arch. Arch also confirmed that a special committee of its board of directors is in discussions with Ashland concerning such proposal. Ashland owns approximately 58% of the outstanding shares of Arch.

     The proposed spin-off would require negotiation and execution of an acceptable agreement between Ashland and Arch, receipt by Ashland of a favorable ruling from the Internal Revenue Service and the approval by Arch's special committee, its board of directors and its shareholders of certain matters to facilitate the spin-off on a tax-free basis. There can be no assurance that an acceptable agreement between Ashland and Arch will be reached, that a favorable ruling from the Internal Revenue Service will be obtained or that the necessary approvals by Arch's special committee, its board of directors or its shareholders will be obtained. Even if an agreement is reached and such conditions are satisfied, the proposed spin-off could take several months to complete.

     A copy of Arch's press release dated October 5, 1999, confirming receipt of Ashland's proposal and confirming the special committee's discussions with Ashland concerning such proposal is attached hereto and incorporated herein by reference in its entirety. The foregoing summary of the attached press release is qualified in its entirety by the complete text of such document.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) The following Exhibit is filed with this Current Report on Form 8-K:

         Exhibit No.           Description
         -----------           -----------

         99                    Press Release dated as of October 5, 1999




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 5, 1999                 ARCH COAL, INC.

                                        By:  /s/ Jeffry N. Quinn
                                        -------------------------
                                        Jeffry N. Quinn
                                        Senior Vice President -
                                        Law & Human Resources,
                                        Secretary and General Counsel




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                                  EXHIBIT INDEX
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Exhibit No.             Description
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99                      Press Release dated as of October 5, 1999




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